UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2024
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Grand Union Boulevard, Somerville, MA		02145
(Address of Principal Executive Offices)		(Zip Code)
(339) 499-9300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 20, 2024, bluebird bio, Inc. (the “Company”) and Henogen SRL, a part of Thermo Fisher Scientific (“Henogen”) entered into a Master Services Agreement for Viral Vector Services, effective as of September 15, 2024 (the “Henogen Agreement”). The Henogen Agreement replaces the Company’s former manufacturing agreement with Henogen, which expired on September 15, 2024.

Pursuant to the Henogen Agreement, Henogen agrees to manufacture lentiviral vector (“LVV”), currently used in the Company’s gene therapy product LYFGENIA. Under the terms of the Henogen Agreement, Henogen is responsible for manufacturing LVV, conducting quality control, quality assurance, validation activities, stability testing, packaging and shipping, and providing related services for LVV for clinical or commercial use. The Henogen Agreement is structured so that individual project agreements may be entered into by the parties for the manufacture of a particular product. The Company has agreed to order LVV for commercial use based on a 12-quarter rolling forecast, subject to certain binding and semi-binding forecast periods.

The Henogen Agreement remains in effect until September 15, 2029, and will automatically renew for additional two-year periods unless either party provides advance notice of non-renewal. Either party may terminate the Henogen Agreement in the event of the other party’s material uncured breach or bankruptcy proceedings, or due to certain force majeure events.

The Henogen Agreement contains certain representations, warranties, limitations of liabilities, confidentiality and indemnity obligations and other provisions customary for an agreement of its type.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2024	bluebird bio, Inc.

	By:	/s/ Joseph Vittiglio
	Name:	Joseph Vittiglio
	Title:	Chief Legal & Business Officer and Secretary